UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21533

Western Asset Inflation Management Fund Inc.
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY			10004
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 300 First Stamford Place, 4th Floor Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 725-6666

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2006

ITEM 1.                  REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Western Asset
Inflation Management
Fund Inc.

ANNUAL REPORT

OCTOBER 31, 2006

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Western Asset
Inflation Management Fund Inc.

Annual Report • October 31, 2006

What’s Inside

Fund Objective

The Fund’s investment objective is total return and current income.

Letter from the Chairman	I

Fund Overview	1

Fund at a Glance	5

Schedule of Investments	6

Statement of Assets and Liabilities	10

Statement of Operations	11

Statements of Changes in Net Assets	12

Statement of Cash Flows	13

Financial Highlights	14

Notes to Financial Statements	15

Report of Independent Registered Public Accounting Firm	25

Board Approval of Management and Subadvisory Agreements	26

Additional Information	29

Annual Chief Executive Officer and Chief Financial Officer Certification	32

Dividend Reinvestment Plan	33

Important Tax Information	35

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President
and Chief Executive Officer

Dear Shareholder,

While the U.S. economy continued to expand, it weakened considerably as the reporting period progressed. After expanding 4.1% in the third quarter of 2005 gross domestic product (“GDP”)(i) increased a modest 1.7% during the last three months of the year. The economy rebounded sharply in the first quarter of 2006. Over this period, GDP rose 5.6%, its highest reading since the third quarter of 2003. The economy then took a step backwards in the second quarter of 2006, as GDP growth was 2.6%, according to the U.S. Commerce Department. The preliminary estimate for third quarter GDP growth was 2.2%.

After increasing the federal funds rate(ii) to 5.25% in June — its 17th consecutive rate hike — the Federal Reserve Board (“Fed”)(iii) paused from raising rates at its next four meetings. In its statement accompanying the December meeting, the Fed stated, “Economic growth has slowed over the course of the year, partly reflecting a substantial cooling of the housing market. Although recent indicators have been mixed, the economy seems likely to expand at a moderate pace on balance over coming quarters.” The Fed’s next meeting is at the end of January, and we believe any further rate movements will likely be data dependent.

Both short- and long-term yields rose over the reporting period. However, after peaking in late June — with two and 10 year Treasuries hitting 5.29% and 5.25%, respectively — rates fell sharply as the Fed paused from its tightening cycle. In addition, inflationary pressures eased as oil prices, which rose to a record $78 a barrel in mid-July, subsequently fell 15% in the latter part of the third quarter.(iv)

Western Asset Inflation Management Fund Inc.	I

Overall, during the 12 months ended October 31, 2006, two-year Treasury yields increased from 4.40% to 4.71%. Over the same period, 10-year Treasury yields moved from 4.57% to 4.61%. Looking at the 12-month period as a whole, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Index(v), returned 5.19%.

Strong corporate profits and low default rates helped high yield bonds generate positive returns during the reporting period. While there were several high profile company specific issues, mostly in the automobile industry, they were not enough to drag down the overall high yield market. During the 12-month period ended October 31, 2006, the Citigroup High Yield Market Index(vi) returned 9.95%.

Despite periods of weakness, emerging markets debt generated strong results over the 12-month period, as the JPMorgan Emerging Markets Bond Index Global(vii) returned 11.45%. An expanding global economy, solid domestic spending and a pause in U.S. interest rate hikes supported many emerging market countries.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Special Shareholder Notices

Following the purchase of substantially all of Citigroup Inc.’s (“Citigroup”) asset management business in December 2005, Legg Mason, Inc. (“Legg Mason”) undertook an internal reorganization to consolidate the advisory services provided to the legacy Citigroup funds through a more limited number of advisers. As part of this reorganization, at a meeting held on June 26, 2006, the Fund’s Board approved a new management agreement with Legg Mason Partners Fund Advisor, LLC (“LMPFA”), under which LMPFA became investment manager for the Fund effective August 1, 2006.

II	Western Asset Inflation Management Fund Inc.

Western Asset Management Company (“Western Asset”) became subadviser for the Fund, under a new sub-advisory agreement between LMPFA and Western Asset, effective August 1, 2006.

Effective November 30, 2006, Western Asset Management Company Limited (“Western Asset Limited”) will become an additional subadviser to the Fund. Western Asset Limited will provide certain advisory services to the Fund relating to currency transactions and investment in nondollar denominated securities.

Western Asset Limited has offices at 10 Exchange Place, London, England. Western Asset Limited acts as an investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds.

LMPFA, Western Asset, and Western Asset Limited are wholly-owned subsidiaries of Legg Mason. The portfolio managers who are responsible for the day-to-day management of the Fund remain the same immediately prior to and immediately after the date of these changes.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA has delegated to the subadviser the day-to-day portfolio management of the Fund. The management fee for the Fund remains unchanged.

Prior to October 9, 2006, the Fund was known as Salomon Brothers Inflation Management Fund Inc.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry (not directly affecting closed-end investment companies, such as this Fund) have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be

Western Asset Inflation Management Fund Inc.	III

examining, among other things, the open-end funds’ response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations, or whether these may affect the Fund.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

December 13, 2006

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

(i)	Gross domestic product is a market value of goods and services produced by labor and property in a given country.
(ii)	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
(iii)

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

(iv)	Source: The Wall Street Journal, 9/29/06.
(v)

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

(vi)	The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities.
(vii)

The JPMorgan Emerging Markets Bond Index Global tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.

IV	Western Asset Inflation Management Fund Inc.

Fund Overview

Q.  What were the overall market conditions during the Fund’s reporting period?

A.  During the reporting period, the bond market faced a number of challenges, including six additional short-term interest rate hikes by the Federal Reserve Board (“Fed”)(i), inflationary pressures and a continued economic expansion. However, as the period progressed, oil prices fell sharply, a cooling housing market triggered slower economic growth and the Fed paused from raising rates during their meetings in August, September and October 2006. This led to a strong rally in the bond market, with both short- and long-term yields falling sharply. At the end of October, the yield curve(ii) was inverted, as two-year Treasury yields were higher than their 10-year counterparts. Historically, this has often been a precursor of slower economic growth.

Performance Review

For the 12 months ended October 31, 2006, the Western Asset Inflation Management Fund Inc. returned 1.98%, based on its net asset value (“NAV”)(iii) and 2.96% based on its New York Stock Exchange (“NYSE”) market price per share. In comparison, the Fund’s unmanaged benchmark, the Lehman Brothers Global Real Index: U.S. TIPS(iv), returned 2.98% and its Lipper General U.S. Government Closed-End Funds Category Average(v) increased 4.75% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the 12-month period, the Fund made distributions to shareholders totaling $1.682 per share, which includes a return of capital that was $0.040 per share. The performance table shows the Fund’s 12-month total return based on its NAV and market price as of October 31, 2006. Past performance is no guarantee of future results.

Performance Snapshot as of October 31, 2006 (unaudited)

Price Per Share	12-Month Total Return
$17.89 (NAV)	1.98%
$15.87 (Market Price)	2.96%

All figures represent past performance and are not a guarantee of future results.

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions, including returns of capital, in additional shares.

Western Asset Inflation Management Fund Inc. 2006 Annual Report	1

Q.           What were the most significant factors affecting Fund performance?

What were the leading contributors to performance?

A. During the first half of the reporting period, the Fund benefited from its tactical allocations to securities that we believed would provide protection against inflation, including floating rate asset-backed securities. This positioning enhanced results, as these securities outperformed U.S. Treasury Inflation- Protected Securities (“TIPS”)(vi) over this period. The Fund’s tactical allocation to emerging markets debt also positively contributed to performance.

During the second half of the period, the Fund held a strategic allocation to select corporate bonds, including Ford Motor Company and General Motors Corporation. These two holdings performed particularly well following last year’s downgrades. The Fund’s modest allocation to emerging market debt continued to be beneficial as well. Spreads contracted to historic tight levels and this positively impacted performance. In particular, the Fund’s exposure to Brazil contributed positively to results.

What were the leading detractors from performance?

A. In the first half of the reporting period, the Fund’s overweight in floating-rate securities were used to provide stability to its net asset value. As mentioned, they also outperformed TIPS. Elsewhere, a higher allocation to fixed-rate securities with longer durations than the benchmark slightly detracted from results during the occasions when interest rates rose.

During the second half of the fiscal year, the Fund’s exposure to TIPS detracted from results, especially in the later part of the period. These securities were adversely affected by diminishing inflation concerns, triggered by a correction in energy prices and a weakening housing market.

Q.  Were there any significant changes to the Fund during the reporting period?

A.  There were no significant changes made to the portfolio during the reporting period.

Looking for Additional Information?

The Fund is traded under the symbol “IMF” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under symbol “XIMFX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information.

2	Western Asset Inflation Management Fund Inc. 2006 Annual Report

In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.leggmason.com/InvestorServices.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102, Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in the Western Asset Inflation Management Fund Inc. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

November 16, 2006

Western Asset Inflation Management Fund Inc. 2006 Annual Report	3

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. If interest rates rise, but the rate of inflation does not, the Fund’s performance will be adversely affected. The Fund is subject to the risks associated with inflation-protected securities (“IPS”). Risks associated with IPS investments include liquidity risk, interest rate risk, prepayment risk, extension risk, and deflation risk. Income distributions of the Fund are likely to fluctuate more than those of a conventional bond fund. As interest rates rise, bond prices fall, reducing the value of the Fund. The Fund is not diversified, which means that it is permitted to invest a higher percentage of its assets in any one issuer than a diversified fund. This may magnify the Fund’s losses from events affecting a particular issuer. Foreign securities are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

(i)

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

(ii)	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

(iii)

NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund’s market price as determined by supply of and demand for the Fund’s shares.

(iv)	The Lehman Brothers Global Real Index: U.S. TIPS (“LBGR TIPS”) represents an unmanaged market index made up of U.S. Treasury Inflation Linked Index securities.

(v)

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended October 31, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 8 funds in the Fund’s Lipper category.

(vi)

TIPS is a bond, sold at auction and available in 10- or 30-year maturities. It receives a fixed, stated rate of return. But it also increases its principal by the changes in the CPI-U (the non-seasonally adjusted U.S. city average all items consumer price index for all urban consumers, published by the Bureau of Labor Statistics). Investors should note that TIPS, like most fixed income instruments with long maturities, are subject to price risk.

4	Western Asset Inflation Management Fund Inc. 2006 Annual Report

Fund at a Glance (unaudited)

Investment Breakdown

As a Percent of Total Investments

Western Asset Inflation Management Fund Inc. 2006 Annual Report	5

Schedule of Investments (October 31, 2006)

WESTERN ASSET INFLATION MANAGEMENT FUND INC.

Face Amount†	Security	Value
U.S. TREASURY INFLATION PROTECTED SECURITIES — 78.1%
	U.S. Treasury Bonds, Inflation Indexed:
17,122,947	3.000% due 7/15/12 (a)	$17,656,036
8,325,825	1.875% due 7/15/13 (a)	8,064,994
35,764,757	2.375% due 1/15/25 (b)	36,214,642
8,218,080	2.000% due 1/15/26	7,856,936
2,592,102	3.875% due 4/15/29	3,338,344
	U.S. Treasury Notes, Inflation Indexed:
31,279,164	3.875% due 1/15/09 (b)	31,954,856
6,653,057	4.250% due 1/15/10 (a)	6,986,754
6,265,981	2.375% due 4/15/11	6,234,407
31,448,040	2.000% due 1/15/14 (b)	30,660,612
30,218,174	1.625% due 1/15/15 (a)	28,583,341
	TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost — $180,027,331)	177,550,922

ASSET-BACKED SECURITIES — 2.1%
Home Equity — 2.1%
3,491	Ameriquest Finance Net Interest Margin Trust, Series 2004-RN5, Class A, 5.193% due 6/25/34 (c)	3,478
750,000	Asset-Backed Funding Certificates, Series 2004-FF1, Class M2, 6.770% due 1/25/34 (d)	758,945
65,986	Countrywide Asset-Backed Certificates, Series 2004-02N, Class N1, 5.000% due 2/25/35 (c)	65,439
73,417	Finance America Net Interest Margin Trust, Series 2004-01, Class A, 5.250% due 6/27/34 (c)	7,568
500,000	GSAMP Trust, Series 2004-OPT, Class M3, 6.470% due 11/25/34 (d)	504,239
6,577	Merrill Lynch Mortgage Investors Inc., Series 2005-WM1N, Class N1, 5.000% due 9/25/35 (c)	6,537
1,000,000	Morgan Stanley Asset-Backed Securities Capital I, Series 2004-HE4, Class M2, 6.620% due 5/25/34 (d)	1,000,615
1,000,000	Novastar Home Equity Loan, Series 2004-02, Class M5, 6.820% due 9/25/34 (d)	1,010,149
167,446	Option One Mortgage Loan Trust, Series 2002-04, Class M2, 7.015% due 7/25/32 (d)	167,734
875,000	Renaissance Home Equity Loan Trust, Series 2003-4, Class M3, 7.220% due 3/25/34 (d)	883,485
216,797	SACO I Trust, Series 2005-02, Class A, 5.520% due 4/25/35 (c)(d)	216,906
71,380	Sail Net Interest Margin Notes, Series 2004-2A, Class A, 5.500% due 3/27/34 (c)	23,278
	TOTAL ASSET-BACKED SECURITIES (Cost — $4,742,167)	4,648,373

See Notes to Financial Statements.

6	Western Asset Inflation Management Fund Inc. 2006 Annual Report

Schedule of Investments (October 31, 2006) (continued)

Face
Amount†	Security	Value
COLLATERALIZED MORTGAGE OBLIGATIONS — 1.3%
120,000	American Home Mortgage Investment Trust, Series 2005-4, Class M3,
	6.120% due 11/25/45 (d)	$120,094
9,269,487	Federal Home Loan Mortgage Corp. (FHLMC), Series 2777, Class PI, PAC, IO,
	5.000% due 5/15/24	530,001
6,974,164	Federal National Mortgage Association (FNMA), Series 339, Class 30, IO,
	5.500% due 7/1/18	1,265,099
722,392	Government National Mortgage Association (GNMA), Series 2003-6,
	Class PI, PAC IO, 5.500% due 9/20/28	11,896
642,534	Merit Securities Corp., Series 11PA, Class B2, 6.820% due 9/28/32 (c)(d)	553,715
	Structured Asset Securities Corp.:
170,402	Series 1998-2, Class M1, 6.420% due 2/25/28 (d)	171,053
369,774	Series 1998-3, Class M1, 6.320% due 3/25/28 (a)(d)	370,225
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
	(Cost — $3,073,965)	3,022,083

CORPORATE BONDS & NOTES — 3.9%
Capital Markets — 1.9%
1,050,000	Kaupthing Bank HF, Notes, 7.125% due 5/19/16 (c)	1,120,465
3,100,000	Lehman Brothers Holdings Inc., Medium-Term Notes, Series G,
	5.060% due 9/28/07 (d)	3,082,237
	Total Capital Markets	4,202,702

Commercial Banks — 0.3%
550,000	Glitnir Banki HF, Subordinated Notes, 6.693% due 6/15/16 (c)(d)	568,185

Consumer Finance — 1.3%
1,500,000	Ford Motor Credit Co., Notes, 6.944% due 1/15/10 (d)	1,428,102
1,500,000	General Motors Acceptance Corp., Notes, 7.600% due 12/1/14 (d)	1,537,057
	Total Consumer Finance	2,965,159

Diversified Financial Services — 0.4%
1,000,000	Residential Capital Corp., Notes, 6.742% due 6/29/07 (d)	1,005,779
	TOTAL CORPORATE BONDS & NOTES
	(Cost — $8,377,026)	8,741,825

MORTGAGE-BACKED SECURITIES — 1.7%
FHLMC — 1.4%
	Federal Home Loan Mortgage Corp. (FHLMC), Gold:
245,912	7.000% due 6/1/17	252,425
2,671,610	8.500% due 9/1/24	2,855,066
200,679	6.500% due 8/1/29	206,155
	Total FHLMC	3,313,646

See Notes to Financial Statements.

Western Asset Inflation Management Fund Inc. 2006 Annual Report	7

Schedule of Investments (October 31, 2006) (continued)

Face
Amount†		Security	Value
FNMA — 0.3%
		Federal National Mortgage Association (FNMA):
103,144		5.500% due 1/1/14	$103,629
503,928		7.000% due 3/15/15-6/1/32	521,582
		Total FNMA	625,211
		TOTAL MORTGAGE-BACKED SECURITIES
		(Cost — $4,026,534)	3,938,857

SOVEREIGN BONDS — 1.3%
Argentina — 0.1%
		Republic of Argentina:
75,000	EUR	9.750% due 11/26/03 (e)	28,737
150,000	EUR	8.500% due 7/1/04 (e)	59,150
100,000	EUR	10.250% due 1/26/07 (e)	41,350
225,000	EUR	Medium-Term Notes, 9.000% due 5/24/05 (e)	89,803
		Total Argentina	219,040

Brazil — 0.2%
		Federative Republic of Brazil:
210,000		11.000% due 8/17/40	276,518
275,000		Collective Action Securities, 8.250% due 1/20/34	321,612
		Total Brazil	598,130

Mexico — 0.2%
365,000		United Mexican States, Medium-Term Notes, Series A, 8.000% due 9/24/22	443,019

Panama — 0.1%
111,000		Republic of Panama, 9.375% due 4/1/29	144,716

Russia — 0.7%
		Russian Federation:
112,779		8.250% due 3/31/10 (c)	118,226
175,000		11.000% due 7/24/18 (c)	252,656
510,000		12.750% due 6/24/28 (c)	919,912
270,000		5.000% due 3/31/30 (c)	302,822
		Total Russia	1,593,616
		TOTAL SOVEREIGN BONDS
		(Cost — $2,772,579)	2,998,521

See Notes to Financial Statements.

8	Western Asset Inflation Management Fund Inc. 2006 Annual Report

Schedule of Investments (October 31, 2006) (continued)

Shares	Security	Value
PREFERRED STOCKS — 0.1%
CONSUMER DISCRETIONARY — 0.1%
Automobiles — 0.1%
7,600	Ford Motor Co., 7.400%	$131,632
2,100	Ford Motor Co., 8.000%	39,753
300	Ford Motor Co., Series F, 7.550%	5,460
	TOTAL CONSUMER DISCRETIONARY	176,845

FINANCIALS — 0.0%
Diversified Financial Services — 0.0%
1,000	Preferred Plus, Series FRD-1, 8.125%	17,080
6,800	Saturns, Series F 2003-5, 7.400%	129,880
	TOTAL FINANCIALS	146,960
	TOTAL PREFERRED STOCKS
	(Cost — $304,749)	323,805
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS
	(Cost — $203,324,351)	201,224,386

Face
Amount
SHORT-TERM INVESTMENTS — 11.5%
U.S. Government Agency — 0.1%
$400,000	Federal National Mortgage Association (FNMA), Discount Notes,,
	5.200% due 6/25/07 (f)(g)
	(Cost — $386,889)	386,929

Repurchase Agreement — 11.4%
25,871,000	Nomura Securities International Inc. repurchase agreement dated 10/31/06,
	5.280% due 11/1/06; Proceeds at maturity — $25,874,794; (Fully
	collateralized by various U.S government agency obligations, 4.625% to
	6.250% due 2/21/08 to 2/1/11; Market value — $26,389,025) (Cost — $25,871,000) (a)	25,871,000
	TOTAL SHORT-TERM INVESTMENTS
	(Cost — $26,257,889)	26,257,929
	TOTAL INVESTMENTS — 100.0% (Cost — $229,582,240#)	$227,482,315

†	Face amount denominated in U.S. dollars, unless otherwise noted.
(a)	All or a portion of this security is segregated for open futures contracts and reverse repurchase agreements.
(b)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.
(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(d)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2006.
(e)	Security is currently in default.
(f)	Rate shown represents yield-to-maturity.
(g)	All or a portion of this security is held at the broker as collateral for open futures contracts.
#	Aggregate cost for federal income tax purposes is $232,650,775.
Abbreviations used in this schedule:
	EUR	-	Euro
	IO	-	Interest Only
	PAC	-	Planned Amortization Class

See Notes to Financial Statements.

Western Asset Inflation Management Fund Inc. 2006 Annual Report          9

Statement of Assets and Liabilities (October 31, 2006)

ASSETS:
Investments, at value (Cost — $203,711,240)	$201,611,315
Repurchase agreement (Cost — $25,871,000)	25,871,000
Foreign currency, at value (Cost — $13,502)	13,533
Cash	460
Dividends and interest receivable	1,528,013
Deposits with brokers for open reverse repurchase agreements	1,060,000
Prepaid expenses	8,400
Total Assets	230,092,721

LIABILITIES:
Payable for open reverse repurchase agreement	74,668,750
Investment management fee payable	116,386
Interest payable	85,622
Payable to broker — variation margin on open futures contracts	42,172
Directors’ fees payable	4,089
Accrued expenses	100,896
Total Liabilities	75,017,915
Total Net Assets	$155,074,806

NET ASSETS:
Par value ($0.001 par value; 8,669,254 shares issued and outstanding;
100,000,000 shares authorized)	$8,669
Paid-in capital in excess of par value	166,433,245
Accumulated net realized loss on investments, futures contracts, options written and foreign currency transactions	(9,161,758)
Net unrealized depreciation on investments, futures contracts and foreign currencies	(2,205,350)
Total Net Assets	$155,074,806

Shares Outstanding	8,669,254
Net Asset Value	$ 17.89

See Notes to Financial Statements.

10           Western Asset Inflation Management Fund Inc. 2006 Annual Report

Statement of Operations (For the year ended October 31, 2006)

INVESTMENT INCOME:
Interest	$14,229,881
Dividends	16,961
Total Investment Income	14,246,842
EXPENSES:
Interest expense (Note 3)	4,201,622
Investment management fee (Note 2)	1,546,033
Shareholder reports	150,133
Directors’ fees	90,971
Legal fees	67,456
Audit and tax	52,836
Transfer agent fees	35,042
Stock exchange listing fees	20,054
Custody fees	10,355
Insurance	1,910
Miscellaneous expenses	9,266
Total Expenses	6,185,678
Less: Fee waivers and/or expense reimbursements (Note 2)	(3,946)
Net Expenses	6,181,732
Net Investment Income	8,065,110
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS, OPTIONS WRITTEN AND FOREIGN
CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	(3,999,751)
Futures contracts	(440,012)
Options written	164,655
Foreign currency transactions	(166)
Net Realized Loss	(4,275,274)
Change in Net Unrealized Appreciation/Depreciation From:
Investments	(906,675)
Futures contracts	(105,456)
Foreign currencies	117
Change in Net Unrealized Appreciation/Depreciation	(1,012,014)
Net Loss on Investments, Futures Contracts, Options Written and Foreign Currency Transactions	(5,287,288)
Increase in Net Assets From Operations	$ 2,777,822

See Notes to Financial Statements.

Western Asset Inflation Management Fund Inc. 2006 Annual Report          11

Statements of Changes in Net Assets (For the years ended October 31,)

	2006	2005
OPERATIONS:
Net investment income	$8,065,110	$9,594,112
Net realized gain (loss)	(4,275,274)	4,344,422
Change in net unrealized appreciation/depreciation	(1,012,014)	(7,572,537)
Increase in Net Assets From Operations	2,777,822	6,365,997
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(11,998,096)	(11,375,988)
Net realized gains	(3,653,369)	—
Tax return of capital	(377,023)	—
Decrease in Net Assets From Distributions to Shareholders	(16,028,488)	(11,375,988)
FUND SHARE TRANSACTIONS:
Cost of tendered shares (963,251 tendered shares) (Note 6)	(16,779,833)	—
Decrease in Net Assets From Fund Share Transactions	(16,779,833)	—
Decrease in Net Assets	(30,030,499)	(5,009,991)

NET ASSETS:
Beginning of year	185,105,305	190,115,296
End of year *	$ 155,074,806	$ 185,105,305

* Includes undistributed net investment income of:	—	$ 1,683,663

See Notes to Financial Statements.

12           Western Asset Inflation Management Fund Inc. 2006 Annual Report

Statement of Cash Flows (For the year ended October 31, 2006)

CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Dividends and interest received	$10,487,514
Operating expenses paid	(2,037,197)
Net purchases of short-term investments	(20,961,889)
Realized loss on foreign currency transactions	(166)
Realized gain on options	136,152
Realized loss on futures contracts	(440,012)
Net change in unrealized depreciation on futures contracts	(105,456)
Net change in unrealized appreciation on foreign currencies	117
Purchases of long-term investments	(79,158,978)
Proceeds from disposition of long-term investments	149,283,978
Change in payable to broker — variation margin on open futures contracts	42,172
Interest paid	(4,372,997)
Net Cash Flows Provided By Operating Activities	52,873,238
CASH FLOWS PROVIDED (USED) BY FINANCING ACTIVITIES:
Cash distributions paid on Common Stock	(16,028,488)
Cost of tendered shares	(16,779,833)
Deposits with brokers for reverse repurchase agreements	(1,060,000)
Offering costs paid	(17,715)
Cash paid on reverse repurchase agreements	(18,973,750)
Net Cash Flows Used By Financing Activities	(52,859,786)
Net Increase in Cash	13,452
Cash, Beginning of year	541
Cash and foreign currency, End of year	$13,993

RECONCILIATION OF INCREASE IN NET ASSETS FROM OPERATIONS TO NET CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Increase in Net Assets From Operations	$2,777,822
Accretion of discount on investments	(7,679,900)
Amortization of premium on investments	3,231,186
Decrease in investments, at value	54,209,891
Decrease in payable for securities purchased	(168,857)
Decrease in dividends and interest receivable	689,386
Increase in payable to broker — variation margin on open futures contracts	42,172
Increase in prepaid expenses	(3,033)
Decrease in interest payable	(171,375)
Decrease in accrued expenses	(54,054)
Total Adjustments	50,095,416
Net Cash Flows Provided By Operating Activities	$52,873,238

See Notes to Financial Statements.

Western Asset Inflation Management Fund Inc. 2006 Annual Report          13

Financial Highlights

For a share of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

	2006(1)	2005(1)	2004(1)(2)
Net Asset Value, Beginning of Year	$ 19.22	$ 19.74	$ 19.06	(3)
Income (Loss) From Operations:
Net investment income	0.86	1.00	0.29
Net realized and unrealized gain (loss)	(0.55)	(0.34)	0.65
Total Income From Operations	0.31	0.66	0.94
Less Distributions From:
Net investment income	(1.26)	(1.18)	(0.26)
Net realized gains	(0.38)	—	—
Tax return of capital	(0.04)	—	—
Total Distributions	(1.68)	(1.18)	(0.26)
Increase in Net Asset Value Due to Shares Repurchased in Tender Offer	0.04	—	—
Decrease in Net Asset Value Due to Shares Issued on Reinvestment of Distributions	—	—	(0.00	)(4)
Net Asset Value, End of Year	$ 17.89	$ 19.22	$ 19.74
Market Price, End of Year	$ 15.87	$ 17.02	$ 18.60
Total Return, Based on NAV(5)	1.98%	3.42%	4.97%
Total Return, Based on Market Price(6)	2.96%	(2.32)%	(5.70)%
Net Assets, End of Year (000s)	$ 155,075	$185,105	$190,115
Ratios to Average Net Assets:
Gross expenses	3.64%	2.42%	0.89	%(7)
Gross expenses, excluding interest expense	1.17	1.04	0.87	(7)
Net expenses	3.64 (8)	2.42	0.89	(7)
Net expenses, excluding interest expense	1.17 (8)	1.04	0.87	(7)
Net investment income	4.75	5.10	3.44	(7)
Portfolio Turnover Rate	33%	42%	23%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the period May 25, 2004 (commencement of operations) to October 31, 2004.
(3)	Initial public offering price of $20.00 per share less offering costs and sales load totaling $0.94 per share.
(4)	Amount represents less than $0.01 per share.
(5)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(6)

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(7)	Annualized.
(8)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

14           Western Asset Inflation Management Fund Inc. 2006 Annual Report

Notes to Financial Statements

1.  Organization and Significant Accounting Policies

Western Asset Inflation Management Fund Inc. (formerly Salomon Brothers Inflation Management Fund Inc.) (the “Fund”) was incorporated in Maryland on March 16, 2004 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s primary investment objective is to seek total return. As a secondary objective, the Fund seeks high current income.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements in which the Fund sells portfolio securities and agrees to repurchase them from the buyer at a specified date and price. Whenever the Fund enters into a reverse repurchase agreement, the Fund’s custodian delivers liquid assets to the counterparty in an amount at least equal to the repurchase price (including accrued interest). The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings, which may create leverage risk for the Fund.

(d) Financial Futures Contracts. The Fund may enter into financial futures contracts typically to hedge a portion of the portfolio. Upon entering into a financial futures

Western Asset Inflation Management Fund Inc. 2006 Annual Report    15

Notes to Financial Statements (continued)

contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Stripped Securities. The Fund invests in Stripped Securities,” a term used collectively for stripped fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. Stripped Securities do not make periodic payments of interest prior to maturity. As is the case with all securities, the market value of Stripped Securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation increases with a longer period of maturity. The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(f) Written Options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium and the amount for effecting a closing purchase transaction, including brokerage commission, is also treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received reduces the cost of the security purchased by the Fund.

A risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying

16           Western Asset Inflation Management Fund Inc. 2006 Annual Report

Notes to Financial Statements (continued)

security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(g) Credit and Market Risk. The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(h) Cash Flow Information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(i) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is generally to halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(j) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Western Asset Inflation Management Fund Inc. 2006 Annual Report    17

Notes to Financial Statements (continued)

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(k) Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(l) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

(m) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

Undistributed
	Net Investment	Accumulated Net
	Income	Realized Loss	Paid-in Capital
(a)	$ 377,023	—	$ (377,023)
(b)	2,249,323	$ (2,249,323)	—

(a)	Reclassifications are primarily due to a tax return of capital.
(b)

Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed income securities, income from mortgage backed securities treated as capital gains for tax purposes and book/tax differences in the treatment of passive foreign investment companies.

2.  Investment Management Agreement and Other Transactions with Affiliates

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s then investment adviser, Salomon Brothers Asset Management Inc. (“SBAM”), previously an indirect wholly-owned subsidiary of Citigroup, became a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s then existing investment advisory and administrative contracts to terminate. The Fund’s shareholders approved a new investment management contract between the Fund and SBAM, which became effective on April 3, 2006. An interim management agreement took effect upon the closing of the sale and continued in effect until April 3, 2006.

Prior to and continuing under this new investment management agreement, effective April 3, 2006, the Fund paid SBAM a monthly fee calculated at an annual rate of 0.60% of the Fund’s average daily net assets plus any borrowings for its services.

Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Fund’s investment manager and Western Asset Management Company (“Western Asset”) became the Fund’s subadviser. The portfolio managers who are

18           Western Asset Inflation Management Fund Inc. 2006 Annual Report

Notes to Financial Statements (continued)

responsible for the day-to-day management of the Fund remained the same immediately prior to and immediately after the date of these changes. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason and are affiliates of SBAM.

Effective November 30, 2006, Western Asset Management Company Limited (“Western Asset Limited”) became an additional subadviser to the Fund. Western Asset Limited will provide certain advisory services to the Fund relating to currency transactions and investments in nondollar denominated securities. Western Asset Limited does not receive any compensation from the Fund and is compensated by Western Asset for its services to the Fund.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA has delegated to the subadviser the day-to-day portfolio management of the Fund. The Fund’s investment management fee remains unchanged. For its services, LMPFA pays Western Asset 70% of the net management fee that it receives from the Fund.

During the year ended October 31, 2006, SBAM and LMPFA waived a portion of their investment management fee in the amount of $3,946.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3.  Investments

During the year ended October 31, 2006, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

		U.S. Government &
	Investments	Agency Obligations
Purchases	$ 5,833,676	$ 73,156,445
Sales	37,150,689	112,061,092

At October 31, 2006, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,985,556
Gross unrealized depreciation	(7,154,016)
Net unrealized depreciation	$(5,168,460)

At October 31, 2006, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Loss
Contracts to Sell:
U.S. Treasury Long Bond	21	12/06	$ 2,327,184	$ 2,365,781	$ (38,597)
U.S. Treasury 5 Year Notes	89	12/06	9,328,203	9,395,062	(66,859)
Net Unrealized Loss on Open Futures Contracts					$ (105,456)

Western Asset Inflation Management Fund Inc. 2006 Annual Report    19

Notes to Financial Statements (continued)

Transactions in reverse repurchase agreements for the Fund during the year ended October 31, 2006 were as follows:

Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Outstanding
$87,774,907	4.72%	$94,107,500

Interest rates on reverse repurchase agreements ranged from 3.84% to 5.40% during the year ended October 31, 2006. Interest expense incurred on reverse repurchase agreements totaled $4,201,622.

At October 31, 2006, the Fund had the following open reverse repurchase agreements:

Face Amount	Security	Value
$ 31,968,750

Reverse Repurchase Agreement with Greenwich Capital Markets Inc., dated 10/24/06 bearing 5.260% to be repurchased at $32,015,460 on 11/3/06, collateralized by: $25,000,000 (Original Face) United States Treasury Inflation Indexed Note, 3.875% due 1/15/09; Market value (including accrued interest) — $32,108,372

		$ 31,968,750

21,350,000	Reverse Repurchase Agreement with Greenwich Capital Markets Inc., dated 10/24/06 bearing 5.260% to be repurchased at $21,768,009 on 3/7/07, collateralized by: $20,000,000 (Original Face) United States Treasury Inflation Indexed Bond, 2.375% due 1/15/25; Market value (including accrued interest) — $22,057,302	21,350,000

21,350,000	Reverse Repurchase Agreement with Greenwich Capital Markets Inc., dated 10/24/06 bearing 5.260% to be repurchased at $21,768,009 on 3/7/07, collateralized by: $20,000,000 (Original Face) United States Treasury Inflation Indexed Note, 2.000% due 1/15/14; Market value (including accrued interest) — $21,646,953	21,350,000

	Total Reverse Repurchase Agreements (Proceeds — $74,668,750)	$ 74,668,750

During the year ended October 31, 2006, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums Received
Options written, outstanding October 31, 2005	—	—
Options written	641	$171,540
Options closed	(102)	(53,678)
Options expired	(539)	(117,862)
Options written, outstanding October 31, 2006	—	—

20           Western Asset Inflation Management Fund Inc. 2006 Annual Report

Notes to Financial Statements (continued)

4.  Distributions Subsequent to October 31, 2006

On July 27, 2006, the Board of Directors (“Board”) of the Fund declared a dividend distribution in the amount of $0.0600 per share payable on November 24, 2006 to shareholders of record on November 17, 2006. On November 17, 2006, the Board declared three distributions, each in the amount of $0.0600 per share, payable on December 29, 2006, January 26, 2007 and February 23, 2007 to shareholders of record on December 22, 2006, January 19, 2007 and February 16, 2007, respectively.

5.  Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, were as follows:

	2006	2005
Distributions paid from: Ordinary Income	$14,845,224	$11,375,988
Net Long-term Capital Gains	806,241	—
Total Taxable Distributions	15,651,465	11,375,988
Tax Return of Capital	377,023	—
Total Distributions Paid	$16,028,488	$11,375,988

As of October 31, 2006, the components of accumulated earnings on a tax basis were as follows:

Capital loss carryforward*	$ (6,198,679)
Other book/tax temporary differences(a)	105,456
Unrealized appreciation/(depreciation)(b)	(5,273,885)
Total accumulated earnings / (losses) — net	$ (11,367,108)

*  As of October 31, 2006, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
10/31/2014	$ (6,198,679)

This amount will be available to offset any future taxable capital gains.

(a)	Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized losses on certain futures contracts.
(b)

The difference between book-basis and tax-basis unrealized appreciation / (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

6.  Tender Offer

During the year ended October 31, 2006, the Fund, in accordance with its tender offer for up to 963,251 of its issued and outstanding shares of common stock, accepted and made payment of these shares at $17.42 per share (98% of the net asset value per share of $17.77 on July 28, 2006). These shares represent 10% of the Fund’s then outstanding shares.

7.  Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith

Western Asset Inflation Management Fund Inc. 2006 Annual Report    21

Notes to Financial Statements (continued)

Barney Fund Management LLC (“SBFM”) and Citigroup Global Markets Inc. (“CGM”) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for approval by the SEC. At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made.

The order also requires that transfer agency fees received from the Affected Funds since December 1, 2004 less certain expenses, be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

22           Western Asset Inflation Management Fund Inc. 2006 Annual Report

Notes to Financial Statements (continued)

Although there can be no assurance, the Affected Funds’ does not believe that this matter will have a material adverse effect on the Affected Funds.

This Fund is not one of the Affected Funds and therefore did not implement the transfer agent arrangement described above and therefore will not receive any portion of the distributions.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

8.  Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBAM for alleged violations of Sections 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection undertaken by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the 1940 Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, the Fund’s manager believes that this matter is not likely to have a material adverse effect on the Fund.

9.  Recent Accounting Pronouncement

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund will be November 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund has determined that adopting FIN 48 will not have a material impact on the financial statements.

***

Western Asset Inflation Management Fund Inc. 2006 Annual Report    23

Notes to Financial Statements (continued)

On September 20, 2006, FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

24           Western Asset Inflation Management Fund Inc. 2006 Annual Report

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders Western Asset Inflation Management Fund Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Inflation Management Fund Inc. (formerly Salomon Brothers Inflation Management Fund Inc.), as of October 31, 2006, and the related statement of operations and statement of cash flows for the year then ended, and the statements of changes in net assets and financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period May 25, 2004 (commencement of operations) through October 31, 2004 were audited by other independent registered public accountants whose report thereon, dated December 21, 2004, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Inflation Management Fund Inc., as of October 31, 2006, and the results of its operations and its cash flows for the year then ended, the changes in its net assets and financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 27, 2006

Western Asset Inflation Management Fund Inc. 2006 Annual Report      25

Board Approval of Management and Subadvisory Agreements (unaudited)

At a meeting held in person on June 26, 2006 the Fund’s Board, including a majority of the Board Members who are not “interested persons” of the Fund or Legg Mason Partners Fund Advisor, LLC (the “Manager”) or any sub-investment adviser as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”), approved a new management agreement (the “New Management Agreement”) between the Fund and the Manager. The Fund’s Board, including a majority of the Independent Board Members, also approved a new subadvisory agreement between the Manager and Western Asset Management Company (the “Subadviser”) (the “New Subadvisory Agreement”). The New Management Agreement and the New Subadvisory Agreement replaced the Fund’s prior management agreement with Salomon Brothers Asset Management Inc. and were entered into in connection with an internal reorganization of the Manager’s and the prior manager’s parent organization, Legg Mason. In approving the New Management Agreement and New Subadvisory Agreement, the Board, including the Independent Board Members, considered the factors discussed below, among other things.

The Board noted that the Manager will provide administrative and certain oversight services to the Fund, and that the Manager will delegate to the Subadviser the day-to-day portfolio management of the Fund. The Board Members reviewed the qualifications, backgrounds and responsibilities of the senior personnel that will provide oversight and general management services and the portfolio management team that would be primarily responsible for the day-to-day management of the Fund. The Board Members noted that the portfolio management team was expected to be the same as then managing the Fund.

The Board Members received and considered information regarding the nature, extent and quality of services expected to be provided to the Fund by the Manager under the New Management Agreement and by the Subadviser under the New Subadvisory Agreement. The Board Members’ evaluation of the services expected to be provided by the Manager and the Subadviser took into account the Board Members’ knowledge and familiarity gained as Fund Board Members, including as to the scope and quality of Legg Mason’s investment management and other capabilities and the quality of its administrative and other services. The Board Members considered, among other things, information and assurances provided by Legg Mason as to the operations, facilities and organization of the Manager and the Subadviser and the qualifications, backgrounds and responsibilities of their senior personnel. The Board Members further considered the financial resources available to the Manager, the Subadviser and Legg Mason. The Board Members concluded that, overall, the nature, extent and quality of services expected to be provided under the New Management Agreement and the New Subadvisory Agreement were acceptable.

The Board Members also received and considered performance information for the Fund as well as comparative information with respect to a peer group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board Members were provided with a description of the methodology Lipper used to determine the similarity of the Fund to the funds included

26            Western Asset Inflation Management Fund Inc.

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

in the Performance Universe. The Board Members noted that they had received and discussed with management, at periodic intervals, information comparing the Fund’s performance against, among other things, its benchmark. Based on the Board Members’ review, which included careful consideration of the factors noted above, the Board Members concluded that the performance of the Fund under the circumstances, supported approval of the New Management Agreement and New Subadvisory Agreement.

The Board Members reviewed and considered the management fee that would be payable by the Fund to the Manager in light of the nature, extent and quality of the management services expected to be provided by the Manager. Additionally, the Board Members received and considered information comparing the Fund’s management fee and overall expenses with those of comparable funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board Members also reviewed and considered the subadvisory fee that would be payable by the Manager to the Subadviser in light of the nature, extent and quality of the management services expected to be provided by the Subadviser. The Board Members noted that the Manager, and not the Fund, will pay the subadvisory fee to the Subadviser. The Board Members determined that the Fund’s management fee and the Fund’s subadvisory fee were reasonable in light of the nature, extent and quality of the services expected to be provided to the Fund under the New Management Agreement and the New Subadvisory Agreement.

The Board Members received and considered a pro-forma profitability analysis of Legg Mason and its affiliates in providing services to the Fund, including information with respect to the allocation methodologies used in preparing the profitability data. The Board Members recognized that Legg Mason may realize economies of scale based on its internal reorganization and synergies of operations. The Board Members noted that it was not possible to predict with a high degree of confidence how Legg Mason’s and its affiliates’ profitability would be affected by its internal reorganization and by other factors including potential economies of scale, but that based on their review of the pro-forma profitability analysis, their most recent prior review of the profitability of the predecessor manager and its affiliates from their relationship with the Fund and other factors considered, they determined that the management fee was reasonable. The Board Members noted that they expect to receive profitability information on an annual basis.

In their deliberations, the Board Members also considered, and placed significant importance on, information that had been received and conclusions that had been reached by the Board in connection with the Board’s most recent approval of the Fund’s prior management agreement in addition to information provided in connection with the Board’s evaluation of the terms and conditions of the New Management Agreement and the New Subadvisory Agreement.

The Board Members considered Legg Mason’s advice and the advice of its counsel that the New Management Agreement and the New Subadvisory Agreement were being entered into in connection with an internal reorganization within Legg Mason, that did not involve an actual change of control or management. The Board Members further noted that the terms and conditions of the New Management Agreement are substantially

Western Asset Inflation Management Fund Inc.           27

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

identical to those of the Fund’s previous management agreement except for the identity of the Manager, and that the initial term of the New Management Agreement (after which it will continue in effect only if such continuance is specifically approved at least annually by the Board, including a majority of the Independent Board Members) was the same as that under the prior management agreement.

In light of all of the foregoing, the Board, including the Independent Board Members, approved the New Management Agreement and the New Subadvisory Agreement. No single factor reviewed by the Board Members was identified as the principal factor in determining whether to approve the New Management Agreement and the New Subadvisory Agreement. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Independent Board Members also discussed the proposed approval of the New Management Agreement and the New Subadvisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or Subadviser were present.

28            Western Asset Inflation Management Fund Inc.

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Inflation Management Fund Inc. (formerly known as Salomon Brothers Inflation Management Fund Inc.) (the “Fund”) are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below.

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Portfolios in Fund Complex Overseen by Director (including the Fund)	Other Board Memberships Held by Director

Non-Interested Directors:
Carol L. Colman Colman Consulting Co. 278 Hawley Road North Salem, NY 10560 Birth year: 1946	Director and Member of the Nominating and Audit Committees, Class I	Since 2003	President, Colman Consulting Co.	37	None

Daniel P. Cronin c/o Chairman of the Fund 399 Park Avenue, 4th Floor New York, NY 10022 Birth year: 1946	Director and Member of the Nominating and Audit Committees, Class I	Since 2003	Formerly, Associate General Counsel, Pfizer Inc.	34	None

Leslie H. Gelb c/o Chairman of the Fund 399 Park Avenue, 4th Floor New York, NY 10022 Birth year: 1937	Director and Member of the Nominating and Audit Committees, Class II	Since 2003	President, Emeritus and Senior Board Fellow, The Council on Foreign Relations; Formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times	34	Director of two registered investment companies advised by Blackstone Asia Advisers LLC (“Blackstone Advisors”)

William R. Hutchinson 535 N. Michigan Avenue Suite 1012 Chicago, IL 60611 Birth year: 1942	Director and Member of Nominating and Audit Committees, Class II	Since 2003	President, W.R. Hutchinson & Associates Inc.; Formerly Group Vice President, Mergers and Acquisitions, BP Amoco p.l.c.	44	Director, Associated Banc-Corp.

Dr. Riordan Roett The Johns Hopkins University 1740 Massachusetts Ave., NW Washington, DC 20036 Birth year: 1938	Director and Member of the Nominating and Audit Committees, Class III	Since 2003	Professor and Director Latin American Studies Program, Paul H. Nitze School of Avanced International Studies, The Johns Hopkins University	34	None

Jeswald W. Salacuse c/o Chairman of the Fund 399 Park Avenue, 4th Floor New York, NY 10022 Birth year: 1938	Director and Member of the Nominating and Audit Committees, Class III	Since 2003	Henry J. Braker Professor of Commercial Law and formerly Dean, The Fletcher School of Law & Diplomacy, Tufts University	34	Director of two registered investment companies advised by Blackstone Advisors

Western Asset Inflation Management Fund Inc.           29

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Portfolios in Fund Complex Overseen by Director (including the Fund)	Other Board Memberships Held by Director

Interested Director:
R. Jay Gerken, CFA(2) Legg Mason & Co., LLC (“Legg Mason”) 399 Park Avenue 4th Floor New York, NY 10022 Birth year: 1951	Director, Chairman, President and Chief Executive Officer, Class II	Since 2002	Managing Director of Legg Mason; President and Chief Executive Officer of Legg Mason Partners Fund Advisors LLC (“LMPFA”) (since 2006); President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Legg Mason; Formerly, Chairman of SBFM and CFM (from 2002 to 2006); Formerly, Chairman, President and Chief Executive Officer of Travelers Investment Advisers, Inc. (from 2002 to 2005)	162	Trustee, Consulting Group Capital Markets Fund

Officers:
Frances M. Guggino Legg Mason 125 Broad Street 10th Floor New York, NY 10004 Birth year: 1957	Chief Financial Officer and Treasurer	Since 2004

Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly Controller of certain mutual funds associated with Legg Mason (from 1999 to 2004)

				N/A	N/A

30            Western Asset Inflation Management Fund Inc.

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Portfolios in Fund Complex Overseen by Director (including the Fund)	Other Board Memberships Held by Director
Ted P. Becker Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1951	Chief Compliance Officer	Since 2006

Director of Global Compliance at Legg Mason (since 2006); Managing Director of Compliance at Legg Mason, (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason (since 2006); Managing Director of Compliance at Legg Mason or its predecessors (from 2002 to 2005). Prior to 2002, Managing Director — Internal Audit & Risk Review at Citigroup Inc.

				N/A	N/A

Robert I. Frenkel Legg Mason 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth year: 1954	Secretary and Chief Legal Officer	Since 2003

Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)

				N/A	N/A

(1)

The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2009, 2007 and 2008, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year by the Fund’s Board of Directors to hold office for a one-year term and until their successors are duly elected and qualified.

(2)	Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Company Act, as amended, because Mr. Gerken is an employee of Legg Mason.

Western Asset Inflation Management Fund Inc.           31

Annual Chief Executive Officer and Chief Financial Officer Certification (unaudited)

The Fund’s CEO has submitted to the NYSE the required annual certification and, the Fund also has included the certifications of the Fund’s CEO and CFO required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

32            Western Asset Inflation Management Fund Inc.

Dividend Reinvestment Plan (unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all distributions on your Common Shares will be automatically reinvested by American Stock Transfer and Trust Company, as agent for the Common Shareholders (the “Plan Agent”), in additional Common Shares under the Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent.

If you do not participate, you will receive all cash distributions paid by check mailed directly to you by American Stock Transfer and Trust Company, as dividend paying agent.

If you participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1) If the market price of the Common Shares on the record date (or, if the record date is not a New York Stock Exchange trading day, the immediately preceding trading day) for determining shareholders eligible to receive the relevant distribution (the “determination date”) is equal to or exceeds 98% of the net asset value per share of the Common Shares, the Fund will issue new Common Shares at a price equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the market price per share of the Common Shares on the determination date.

(2) If 98% of the net asset value per share of the Common Shares exceeds the market price of the Common Shares on the determination date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Shares in the open market, on the Exchange or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the distribution payment date, or (b) the record date for the next succeeding distribution to be made to the Common Shareholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the Common Shares at the close of trading on the Exchange on the determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Shares in the open market and the Fund shall issue the remaining Common Shares at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the then current market price per share.

The Plan Agent maintains all participants’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all common Shares you have received under the Plan.

You may withdraw from the Plan by notifying the Plan Agent in writing at 59 Maiden Lane, New York, New York 10038 or by calling the Plan Agent at 1-888-888-0151 or by accessing the Plan Agent’s website at www.amstock.com. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to

Western Asset Inflation Management Fund Inc.           33

Dividend Reinvestment Plan (unaudited) (continued)

any distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared distribution on the Common Shares. The Plan may be terminated by the Fund upon notice in writing mailed to Common Shareholders at least 30 days prior to the record date for the payment of any distribution by the Fund for which the termination is to be effective. Upon any termination, you will be sent a certificate or certificates for the full Common Shares held for you under the Plan and cash for any fractional Common Shares. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your shares on your behalf. You will be charged a service charge and the Plan Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional Common Shares, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Shares over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets. Investors will be subject to income tax on amounts reinvested under the plan.

Automatically reinvesting distributions does not mean that you do not have to pay income taxes due upon receiving distributions.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan and your account may be obtained from the Plan Agent at 1-888-888-0151.

34            Western Asset Inflation Management Fund Inc.

Important Tax Information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended October 31, 2006

Record Date:	Monthly	Monthly	12/27/2005
Payable Date:	January - October 2006	Monthly	12/30/2005
Tax Return of Capital	5.43%	—	—
Interest from Federal Obligations*	—	61.24%	—
Long-Term Capital Gain Dividend	—	—	$0.0837

*  The Fund has met the quarterly asset requirements for California, Connecticut and New York resident shareholders.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

Western Asset Inflation Management Fund Inc.           35

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Western Asset
Inflation Management Fund Inc.

DIRECTORS

Carol L. Colman

Daniel P. Cronin

Leslie H. Gelb

R. Jay Gerken, CFA

Chairman

William R. Hutchinson

Riordan Roett

Jeswald W. Salacuse

OFFICERS

R. Jay Gerken, CFA
President and
Chief Executive Officer

Frances M. Guggino
Chief Financial Officer and
Treasurer

Ted P. Becker
Chief Compliance Officer

Robert I. Frenkel
Secretary and Chief Legal Officer

WESTERN ASSET
INFLATION MANAGEMENT
FUND INC.

125 Broad Street
10th Floor, MF-2
New York, New York 10004

INVESTMENT MANAGER

Legg Mason Partners Fund Adviser, LLC

SUBADVISERS

Western Asset Management Company

Western Asset Management Company Limited

CUSTODIAN

State Street Bank and Trust Company

TRANSFER AGENT

American Stock Transfer & Trust Company
59 Maiden Lane
New York, New York 10038

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP
345 Park Avenue
New York, New York 10154

LEGAL COUNSEL

Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, New York 10017

NEW YORK STOCK EXCHANGE SYMBOL

IMF

Western Asset
Inflation Management Fund Inc.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copies at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-446-1013.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions is available (1) without charge, upon request, by calling 1-800-446-1013, (2) on the Fund’s website at http://www.leggmason.com/InvestorServices and (3) on the SEC’s website at http://www.sec.gov.

This report is transmitted to the shareholders of Western Asset Inflation Management Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report.

American Stock Transfer
& Trust Company
59 Maiden Lane
New York, New York 10038

WAS0021 12/06         SR06-204

ITEM 2.                  CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.                  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, the chairman of the Board’s Audit Committee, possesses the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the audit committee financial expert. Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.                  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. Effective June 17, 2005, PricewaterhouseCoopers LLP (“PwC”) resigned as the Registrant’s principal accountant (the “Auditor”). The Registrant’s audit committee approved the engagement of KPMG LLP (“KPMG”) as the Registrant’s new principal accountant. The aggregate fees billed in the last two fiscal years ending October 31, 2005 and October 31, 2006 (the “Reporting Periods”) for professional services rendered for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $53,000 in 2005 performed by PwC and $51,000 in 2006 performed by KPMG.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by PwC or KPMG that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2005 and $255 in 2006. These services consisted of procedures performed by PwC in correlation with the billing for time incurred in connection with KPMG workpaper review.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset Inflation Management Fund Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by PwC for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in 2005 and $5,985 in

2006. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. As of October 31, 2006, KPMG has not billed the Registrant for any Tax Services rendered.

There were no fees billed for tax services by PwC or KPMG to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) There were no non-audit services rendered by KPMG to SBAM, or any entity controlling, controlled by or under common control with SBAM that provided ongoing services to the Registrant.

All Other Fees. There were no other non-audit services rendered by PwC or KPMG to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Western Asset Inflation Management Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph  (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public

Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Inflation Management Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2005 and 2006; Tax Fees were 100% and 100% for 2005 and 2006; and Other Fees were 100% and 100% for 2005 and 2006.

(f) N/A

(g) All Other Fees. The aggregate fees billed for all other non-audit services rendered by PwC to Salomon Brothers Asset Management (“SBAM”), and any entity controlling, controlled by or under common control with SBAM that provided ongoing services to Western Asset Inflation Management Fund Inc., requiring pre-approval by the Audit Committee for the year ended October 31, 2005 which include the issuance of reports on internal control under SAS No. 70 related to various Citigroup Asset Management (“CAM”) entities a profitability review of the Adviser and phase 1 of an analysis of Citigroup’s current and future real estate occupancy requirements in the tri-state area and security risk issues in the New York metro region was $1.3 million all of which was pre-approved by the Audit Committee. Non-audit fees billed by PwC for services rendered to Western Asset Inflation Management Fund Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Western Asset Inflation Management Fund Inc. during the reporting period was $2.7 million for the year ended October 31, 2005.

Non-audit fees billed by KPMG for services rendered to Western Asset Inflation Management Fund Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Western Asset Inflation Management Fund Inc. during the reporting period was $75,000 and $0 for the years ended October 31, 2005 and October 31, 2006, respectively. Such fees relate to services provided in connection with the transfer agent matter as fully described in the notes to the financial statements.

(h) Yes. The Western Asset Inflation Management Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Inflation Management Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.                  AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

Carol L. Colman

Daniel P. Cronin

Leslie H. Gelb

William R. Hutchinson

Riordan Roett

Jeswald W. Salacuse

b) Not applicable

ITEM 6.                  SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Concerning Citigroup Asset Management (1)(CAM) Proxy Voting Policies and Procedures

The following is a brief overview of the Proxy Voting Policies and Procedures (the “Policies”) that CAM has adopted to seek to ensure that CAM votes proxies relating to equity securities in the best interest of clients.

(1) Citigroup Asset Management comprises CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC, and other affiliated investment advisory firms.  On December 1, 2005, Citigroup Inc. (“Citigroup”) sold substantially all of its worldwide asset management business, Citigroup Asset Management, to Legg Mason, Inc. (“Legg Mason”).  As part of this transaction, CAM North America, LLC, Salomon Brothers Asset Management Inc and Smith Barney Fund Management LLC became wholly-owned subsidiaries of Legg Mason.  Under a licensing agreement between Citigroup and Legg Mason, the names of CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC and their affiliated advisory entities, as well as all logos, trademarks, and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason.  Citi Marks include, but are not limited to, “Citigroup Asset Management,” “Salomon Brothers Asset Management” and “CAM”.  All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement.  Legg Mason and its subsidiaries, including CAM North America, LLC, Salomon Brothers Asset Management Inc, and Smith Barney Fund Management LLC are not affiliated with Citigroup.

CAM votes proxies for each client account with respect to which it has been authorized to vote proxies. In voting proxies, CAM is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. CAM attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. CAM may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, the CAM adviser (business unit) continues to retain responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue. A CAM business unit or investment team (e.g. CAM’s Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, CAM will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

In furtherance of CAM’s goal to vote proxies in the best interest of clients, CAM follows procedures designed to identify and address material conflicts that may arise between CAM’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of CAM with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of CAM’s compliance personnel. CAM also maintains and considers a list of significant CAM relationships that could present a conflict of interest for CAM in voting proxies. CAM is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM Legg Mason affiliate might appear to the public to influence the manner in which CAM decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM Legg Mason affiliate relationship that CAM for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which CAM decides to vote a proxy, CAM generally takes the position that relationships between a non-CAM Legg Mason affiliate and an issuer (e.g. investment management relationship between an issuer and a non-CAM Legg Mason affiliate) do not present a conflict of interest for CAM in voting proxies with respect to such issuer. Such position is based on the fact that CAM is operated as an independent business unit from other Legg Mason business units as well as on the existence of information barriers between CAM and certain other Legg Mason business units.

CAM maintains a Proxy Voting Committee to review and address conflicts of interest brought to its attention by CAM compliance personnel. A proxy issue that will be voted in accordance with a stated CAM position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because CAM’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, CAM’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, CAM may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

ITEM 8.                  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND ADDRESS	LENGTH OF	PRINCIPAL OCCUPATION(S) DURING
ADDRESS	TIME SERVED	PAST 5 YEARS

S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; employee of SBAM since 2006 and Chief Investment Officer of Western Asset since 1998.

Stephen A. Walsh Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; employee of SBAM since 2006 and Deputy Chief Investment Officer of Western Asset since 2000.

Frederick R. Marki Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006

Co-portfolio manager of the fund; employee of SBAM since 2006; and portfolio manager at Western Asset since 2006; managing director of SaBAM and senior portfolio manager responsible for managing its Treasury/Agency portfolios and was associated with Citigroup Inc. or its predecessor companies from 1991 - 2005.

Peter Stutz Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; employee of SBAM since 2006; portfolio manager at Western Asset since 1997.

Paul Wynn Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; employee of SBAM since 2006; portfolio manager at Western Asset since

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of October 31, 2006.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

	Registered	Other Pooled
Portfolio	Investment	Investment	Other
Manager(s)	Companies	Vehicles	Accounts
S. Kenneth Leech‡	134 registered investment	22 Other pooled	1,039 Other accounts with
	companies with $98.5	investment vehicles	$359.3 billion in total
	billion in total assets	with $27.2 billion in assets	assets under
	under management	under management	management*

Stephen A. Walsh‡	134 registered investment	22 Other pooled	1,039 Other accounts with
	companies with $98.5	investment vehicles	$359.3 billion in total
	billion in total assets	with $27.2 billion in assets	assets under
	under management	under management	management*

Frederick R. Marki ‡	0 registered investment	0 Other pooled	9 Other accounts with
	companies with $0	investment vehicles	$2.8 billion in total
	billion in total assets	with $0 billion in assets	assets under
	under management	under management	management**

Peter H. Stutz ‡	4 registered investment	0 Other pooled	16 Other accounts
	Companies with $1.7	investment vehicles	with $3.5 billion
	billion in total assets	with $0 billion in	in total assets under management***
	Under management	assets under management

Paul Wynn ‡	1 registered investment	2 Other pooled	56 Other accounts
	Companies with $30.8	investment vehicles	with $20.5 billion
	million in total assets	with $303.3 million in	in total assets under management****
	Under management	assets under management

*     Includes 96 accounts managed, totaling $30.9 billion, for which advisory fee is performance based.

**     Includes 2 accounts managed, totaling $1.4 billion, for which advisory fee is performance based.

***   Includes 2 accounts managed, totaling $196.5 million, for which advisory fee is performance based.

**** Includes 6 accounts managed, totaling $1.6 billion, for which advisory fee is performance based.

‡ The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”). Mr. Leech and Mr. Walsh are involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios. Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Portfolio Manager Compensation

With respect to the compensation of the portfolio managers, the Advisers’ compensation system assigns each employee a total compensation “target” and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results.

Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the Advisers, and are determined by the professional’s job function and performance as measured by a formal review process. All bonuses are completely discretionary. One of the principal factors considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks. Because portfolio managers are generally responsible for multiple accounts (including the Portfolio) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the Adviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Adviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason, Inc. stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity).  These could include potential conflicts of interest related to the knowledge and timing of a Portfolio’s trades, investment opportunities and broker selection.  Portfolio managers may be privy to the size, timing and possible market impact of a Portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a Portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully.  Similarly, there may be limited opportunity to sell an investment held by a Portfolio and another account.  A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a Portfolio because the account pays a performance-based fee or the portfolio manager, the Advisers or an affiliate has an interest in the account.  The Advisers have adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time.  All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis in an attempt to mitigate any conflict of interest.  Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions for the Portfolios, the Advisers determine which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction.  However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Advisers may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer.  In these cases, trades for a Portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts.  Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a Portfolio or the other account(s) involved.  Additionally, the management of multiple Portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Portfolio and/or other account.

It is theoretically possible that portfolio managers could use information to the advantage of other accounts they manage and to the possible detriment of a Portfolio.  For example, a portfolio manager could short sell a security for an account immediately prior to a Portfolio’s sale of that security.  To address this conflict, the Advisers have adopted procedures for reviewing and comparing selected trades of alternative investment accounts (which may make directional trades such as short sales) with long only accounts (which include the Portfolios) for timing and pattern related issues.  Trading decisions for alternative investment and long only accounts may not be identical even though the same Portfolio Manager may manage both types of accounts.  Whether the Adviser allocates a particular investment opportunity to only alternative investment accounts or to alternative investment and long only accounts will depend on the investment strategy being implemented.  If, under the circumstances, an investment opportunity is appropriate for both its alternative investment and long only accounts, then it will be allocated to both on a pro-rata basis.

A portfolio manager may also face other potential conflicts of interest in managing a Portfolio, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both a Portfolio and the other accounts listed above.

(a)(4): Portfolio Manager Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each portfolio managers as of October 31, 2006.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned
S. Kenneth Leech	A
Stephen A. Walsh	A
Frederick Marki	A
Peter Stutz	A
Paul Wynn	A

Dollar Range ownership is as follows:
A: none
B: $1 - $10,000
C: 10,001 - $50,000
D: $50,001 - $100,000
E: $100,001 - $500,000
F: $500,001 - $1 million
G: over $1 million

ITEM 9.                  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period	(a)Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of a Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Tender Offer (Announced 7/31/06 completed 8/7/06)†	963,251	$17.42	963,251	0

Footnotes:

†On July 31, 2006 the Fund announced the Fund’s tender offer for 963,251 of its issued and outstanding shares of common stock, representing approximately 10% of the Fund’s outstanding shares, expired on July 28, 2006. The purchase price of tendered shares is $17.42 per share ( which is 98% of the net asset value per share determined as of the close of the regular trading session of the New York Stock Exchange On July 28, 2006)

* Prior to October 9, 2006, the fund name was “Salomon Brothers Inflation Management Fund Inc.”.

ITEM 10.                SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.                CONTROLS AND PROCEDURES.

(a)           The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)           There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.                EXHIBITS.

(a)   (1)Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2)    Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b)  Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Inflation Management Fund Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Inflation Management Fund Inc.

Date:	January 8, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Inflation Management Fund Inc.

Date:	January 8, 2007

By:	/s/ Frances M. Guggino
(Frances M. Guggino)
Chief Financial Officer of
Western Asset Inflation Management Fund Inc.
Date:	January 8, 2007